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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 16, 1998 on the Champion International Corporation Nonqualified Supplemental Savings Plan included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (Registration No. 333-34069).


                                       /s/ Arthur Andersen LLP



New York, N.Y.
March 27, 1998



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